UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 10, 2024 (December 9, 2024)

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On December 9, 2024, Semiconductor Components Industries, LLC, a Delaware limited liability company and a wholly-owned subsidiary of onsemi (as defined below) (“Purchaser”), Qorvo US, Inc., a Delaware corporation (“Parent”), United Silicon Carbide, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (the “U.S. Transferred Company”), and solely for the purposes of Article V and Section 6.15 thereto, ON Semiconductor Corporation, a Delaware corporation (“onsemi”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) to acquire the Silicon Carbide Junction Field-Effect Transistor technology business of Parent and the Transferred Companies (as defined below) (the “Business”).

Pursuant to the terms of the Stock Purchase Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Stock Purchase Agreement, Purchaser will purchase (i) all of the outstanding shares of capital stock of the U.S. Transferred Company and Qorvo Philippines Silicon Carbide, Inc., a corporation organized under the laws of the Philippines (the “Philippines Transferred Company,” and together with the U.S. Transferred Company, the “Transferred Companies”) and (ii) specified material assets related to the Business that sit outside of the Transferred Companies, for a base purchase price of $115 million in cash, subject to customary purchase price adjustments (the “Transaction”). At the closing of the Transaction, the parties will enter into certain ancillary agreements including, among others, a transition services agreement and certain intellectual property agreements.

Completion of the Transaction is subject to the satisfaction of customary closing conditions including, among other things things, the completion of certain pre-closing transactions, retention of certain key employees and material performance of covenants.

The Stock Purchase Agreement may be terminated under certain circumstances including, but not limited to, by mutual consent or by either Parent or Purchaser, as applicable, and subject to certain conditions (i) if the Transaction has not been completed on or before April 9, 2025, (ii) if any legal restraint permanently prevents the consummation of the Transaction, or (iii) upon a breach or inaccuracy of any representation and warranty by the other party that would result in the failure of a closing condition that is incapable to be cured or capable of being satisfied that remains uncured.

Parent, the Transferred Companies and Purchaser have each made customary representations, warranties and covenants in the Stock Purchase Agreement.

The foregoing description of the Transaction and the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached to, and incorporated by reference into, this Current Report on Form 8-K (this “Form 8-K”) as Exhibit 2.1. The Stock Purchase Agreement has been incorporated into this Form 8-K by reference to provide information regarding the terms of the Stock Purchase Agreement and is not intended to modify or supplement any factual disclosures about Parent, Purchaser, onsemi or the Transferred Companies in any public reports filed with the Securities and Exchange Commission (the “SEC”) by onsemi. In particular, the assertions embodied in the representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of the Stock Purchase Agreement, were solely for the benefit of the parties to the Stock Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in confidential disclosure schedules provided by Parent to onsemi and Purchaser in connection with the execution of the Stock Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Stock Purchase Agreement. Moreover, the representations and warranties in the Stock Purchase Agreement were used for the purpose of allocating risk between Parent, onsemi, Purchaser and the Transferred Companies, rather than establishing matters of fact. Accordingly, the representations and warranties in the Stock Purchase Agreement may not constitute the actual state of facts with respect to Parent, onsemi, Purchaser or the Transferred Companies. The representations and warranties set forth in the Stock Purchase Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws. Therefore, the Stock Purchase Agreement is included with this Form 8-K only to provide investors with information regarding the terms of the Stock Purchase Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 7.01.        Regulation FD Disclosure.

On December 9, 2024, onsemi issued a press release announcing its entry into the Stock Purchase Agreement. A copy of the press release is attached to, and incorporated by reference into, this Form 8-K as Exhibit 99.1.

On December 9, 2024, onsemi posted an investor presentation relating to the transactions contemplated by the Stock Purchase Agreement to the investor relations section of its website. A copy of the investor presentation is attached to, and incorporated by reference into, this Form 8-K as Exhibit 99.2.

The information under this Item 7.01 of this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements related to the consummation and anticipated benefits of the acquisition by onsemi and Purchaser of the Business of Parent and the Transferred Companies. These forward-looking statements are based on information available to onsemi as of the date of this Form 8-K and current expectations, forecasts, estimates and assumptions and involve a number of risks and uncertainties that could cause actual results or events to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond the control of onsemi and Purchaser. In particular, such risks and uncertainties include, but are not limited to: the risk that one or more closing conditions to the Transaction may not be satisfied or waived, on a timely basis or otherwise; the risk that the Transaction does not close when anticipated, or at all; matters arising in connection with the parties’ efforts to comply with and satisfy closing conditions relating to the Transaction; there may be a material adverse change of the Transferred Companies, or their respective businesses may suffer as a result of uncertainty surrounding the transaction; the Transaction may involve unexpected costs, liabilities or delays; difficulties encountered in integrating the Transferred Companies, including the potentially accretive and synergistic benefits; difficulties leveraging desired growth opportunities and markets; the possibility that expected benefits may not materialize as expected; the diversion of and attention of management of onsemi on Transaction-related issues; revenue and operating performance; economic conditions and markets (including current financial conditions); risks related to the ability to meet assumptions regarding outlook for revenue and gross margin as a percentage of revenue; effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in product demand; changes in inventories of customers and distributors; technological and product development risks; enforcement and protection of intellectual property rights and related risks; risks related to the security of information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; the ability to effectively shift production to other facilities when required in order to maintain supply continuity for customers; variable demand and the aggressive pricing environment for semiconductor products; the ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for current products; risks that acquisitions or dispositions may disrupt current plans and operations; the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties arising from integrating and consolidating acquired businesses; the timely filing of financial information with the SEC for acquired business and the ability to accurately predict the future financial performance of acquired business; competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers or distributors; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with onsemi’s capital allocation policy, such as debt prepayment, stock repurchases or acquisitions, rather than to retain such cash for future needs; risks associated with substantial leverage and restrictive covenants in debt agreements that may be in place from time to time; risks associated with onsemi’s worldwide operations, including changes in trade policies, foreign employment and labor matters associated with unions and collective bargaining arrangements; risks associated with man-made and/or natural disasters or pandemics affecting operations or financial results; the threat or occurrence of international armed conflict and terrorist activities both in the U.S. and internationally; risks of changes in U.S. or international tax rates or legislation, including the impact of the recent U.S. tax legislation; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; risks related to new legal requirements in the U.S., the Philippines, and other international jurisdictions; and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Part I, Item 1A “Risk Factors” in onsemi’s Annual Report on Form 10-K as filed with the SEC on February 5, 2024, any subsequently filed Quarterly Reports on Form 10-Q and from time to time in onsemi’s other filings with the SEC. These forward-looking statements are as of the date hereof and should not be relied upon as representing our views as of any subsequent date, and onsemi does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as may be required by law.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

The below exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of December 9, 2024, by and between United Silicon Carbide, Inc., Qorvo US, Inc., Semiconductor Components Industries, LLC and solely for the purposes of Article V and Section 6.15 thereto, ON Semiconductor Corporation.

99.1	Press Release of ON Semiconductor Corporation, dated as of December 9, 2024.

99.2	ON Semiconductor Corporation investor presentation, dated December 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* onsemi has omitted certain schedules and exhibits and portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K and, upon request by the SEC, agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: December 10, 2024	By:	/s/ Thad Trent
Thad Trent Executive Vice President, Chief Financial Officer and Treasurer